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                                                                   EXHIBIT 10.01

                             EMPLOYMENT AGREEMENT
                             --------------------


     This Employment Agreement (the "Agreement") is entered into as of August 1, 1997, by and between Edward G. Atsinger III, an individual ("Executive"), and Salem Communications Corporation, a California corporation (the "Company").

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to employ Executive in the capacity of President and Chief Executive Officer of the Company on the terms and conditions set forth herein; and


     WHEREAS, Executive desires to serve in such capacity on behalf of the Company and to provide to the Company the services described herein on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company hereby agree as follows:

     1.  EMPLOYMENT BY THE COMPANY AND TERM.
         ----------------------------------

          (a) Full Time and Best Efforts.  Subject to the terms set forth
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herein, the Company agrees to employ Executive as President and Chief Executive
Officer and Executive hereby accepts such employment. As President and Chief Executive Officer, Executive shall have responsibility for the day-to-day operations of the Company and shall have the authority, functions, duties, powers and responsibilities for Executive's corporate offices and positions which are set forth in the Company's bylaws from time to time in effect and such other authority, functions, duties, powers and responsibilities as the Board of Directors of the Company may from time to time prescribe or delegate to Executive, in all cases to be consistent with Executive's corporate offices and positions. During the term of his employment with the Company, Executive will apply, on a full-time basis, all of his skill and experience to the performance of his duties in such employment and will not, without the prior consent of the Board of Directors, devote substantial amounts of time to outside business activities. The performance of Employee's duties shall be in Camarillo, California, subject to reasonable travel as the performance of his duties in the business may require. Notwithstanding the foregoing, Executive may devote a reasonable amount of his time to civic, community, charitable or passive investment activities.

          (b) Company Policies.  The employment relationship between the parties
              ----------------
shall be governed by the general employment policies and practices of the Company, except that when the terms of this Agreement differ from or are in conflict with the Company's general employment policies or practices, this Agreement shall control.

          (c) Term.  The initial term of the employment of Executive under this
              ----
Agreement shall begin as of August 1, 1997 for an initial term ending on July 31, 2000 (such
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three-year period, the "Initial Term"), subject to the provisions for termination set forth herein and renewal as provided in Section 1(d) below.

          (d) Renewal.  Unless the Company or Executive shall have given the
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other party hereto notice that this Agreement shall not be renewed at least 90 days prior to the end of the Initial Term, the term of this Agreement shall be automatically extended for a period of one year, such procedure to be followed in each such successive period. Each extended term shall continue to be subject to the provisions for termination set forth herein.

     2.  COMPENSATION AND BENEFITS.
         -------------------------

          (a) Salary.  Executive shall receive for services to be rendered
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hereunder an annual base salary as set forth on Exhibit A attached hereto ("Base
Salary"). The Base Salary will be reviewed by and shall be subject to adjustment at the sole discretion of the Board each year during the term of this Agreement.

          (b) Participation in Benefit Plans.  During the term hereof, Executive
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shall be entitled to participate in any group insurance, hospitalization, medical, dental, health and accident, disability or similar plan or program of the Company now existing or established hereafter to the extent that he is eligible under the general provisions thereof. The Company may, in its sole discretion and from time to time, amend, eliminate or establish additional benefit programs as it deems appropriate. Executive shall also participate in all fringe benefits offered by the Company to any of its Executives.

     3.  BONUSES.
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     Subject to the provisions of Section 4 hereof, Executive shall receive an annual bonus during the term of this Agreement at the discretion of the Board.

     4.  TERMINATION OF EMPLOYMENT.
         -------------------------

     The date on which Executive's employment by the Company ceases, under any of the following circumstances, shall be defined herein as the "Termination Date."

          (a)  TERMINATION FOR CAUSE.
               ---------------------

              (i) Termination; Payment of Accrued Salary. The Board may
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terminate Executive's employment with the Company at any time for cause, immediately upon notice to Executive of the circumstances leading to such termination for cause. In the event that Executive's employment is terminated for cause, Executive shall receive payment for all accrued salary through the Termination Date, which in this event shall be the date upon which notice of termination is given. The Company shall have no further obligation to pay severance of any kind nor to make any payment in lieu of notice.

              (ii) Definition of Cause. "Cause" means the occurrence or existence of any of the following with respect to Executive, as determined by a majority of the disinterested

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directors of the Board: (A) a material breach by Executive of any of his obligations hereunder which remains uncured after the lapse of 30 days following the date that the Company has given Executive written notice thereof, provided, however, that the failure by the Company to achieve performance targets shall not, in and of itself, constitute a material breach under this Section 4(a)(ii)(A); (B) any misappropriation, embezzlement, intentional fraud or similar conduct involving the Company or any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (an "Affiliate"); (C) the conviction or the plea of nolo contendere or the equivalent in respect of any felony or a crime involving moral turpitude; or ([)) the repeated non-prescription use of any controlled substance or the repeated use of alcohol or any other non-controlled substance which, in any case described in this clause, the Board reasonably determines renders the Executive unfit to serve in his capacity as an officer or employee of the Company or its Affiliates.

          (b) Termination by Executive.  Executive shall have the right, at his
              ------------------------
election, to terminate his employment with the Company by written notice to the Company to that effect (i) if the Company shall have failed to substantially perform a material condition or covenant of this Agreement ("Company's Material Breach") or (ii) if the Company materially reduces or diminishes Executive's powers and responsibilities hereunder; provided, however, that a termination under clauses (i) and (ii) of this Section 4(b) will not be effective until Executive shall have given written notice specifying the claimed breach and, provided such breach is curable, Company fails to correct the claimed breach within 30 days after the receipt of the applicable notice or such longer term as may be reasonably required by the nature of the claimed breach (but within 10 days if the failure to perform is a failure to pay monies when due under the terms of this Agreement).

          (c) Termination Upon Disability.  The Company may terminate
              ---------------------------
Executive's employment in the event Executive suffers a disability that renders Executive unable to perform the essential functions of his position, even with reasonable accommodation, for 180 days within any 270 day period and fails to return to work within 10 days of notice of intention to terminate. After the Termination Date, which in this event shall be the date upon which notice of termination is given, no further compensation will be payable under this Agreement except that Executive shall receive the accrued portion of any salary and bonus through the Termination Date, less standard with holdings for tax, social security purposes, payable, in the case of a bonus, upon such date or over such period of time which is in accordance with the applicable bonus plan plus severance equal to 100% of his then Base Salary without offset for any disability payments Executive may receive, payable in monthly installments over a fifteen month period.

          (d) Termination Without Cause; Failure to Renew.
              -------------------------------------------

              (i) Termination Payments.  In the event that, during the Initial
                  --------------------
Term,Executive's employment is terminated by the Company other than pursuant to
Section 4(a) or 4(c), or by Executive pursuant to Section 4(b)(i), (ii) or
(iii), the Company shall pay Executive as severance an amount equal to his then Base Salary for the longer of six months or the remainder of the Initial Term, less standard withholdings for tax and social security purposes, payable in equal installments over six consecutive months, or, if longer, the number of months remaining in

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the Initial Term, commencing immediately following termination, in monthly pro rata payments commencing as of the Termination Date, plus the accrued portion of any bonus through the Termination Date, less standard withholdings for tax and social security purposes, payable, in the case of a bonus, upon such date or over such period of time which is in accordance with the applicable bonus plan. In the event that after the Initial Term Executive's employment is terminated by the Company other than pursuant to Section 4(a) or 4(c), or by Executive pursuant to Section 4(b)(i) and (ii), or if the Company shall fail to renew the term of this Agreement at the expiration of the Initial Term (including any renewal term thereof), the Company shall pay Executive as severance an amount equal to three months of his then Base Salary, less standard withholdings for tax and social security purposes, payable in equal installments over three consecutive months commencing immediately following termination or failure to renew in monthly pro rata payments commencing as of the Termination Date, plus the accrued portion of any bonus through the Termination Date, less standard withholdings for tax and social security purposes, payable, in the case of a bonus, upon such date or over such period of time which is in accordance with the applicable bonus plan.

          (e) Benefits Upon Termination.   All benefits provided under Section
              -------------------------
2(b) hereof shall be extended at the Executive's cost, to the extent permitted by the Company's insurance policies and benefit plans, for six months after Executive's Termination Date, except (a) as required by law (e.g. COBRA health insurance continuation election) or (b) in the event of a termination described in Section 4(a).

          (f) Termination Upon Death.  If Executive dies prior to the expiration
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of the term of this Agreement, the Company shall (i) continue coverage of
Executive's dependents (if any) under all applicable benefit plans or programs of the type listed above in Section 2(b) herein for a period of 12 months, and
(ii) pay to Executive's estate the accrued portion of any salary and bonus through the Termination Date, less standard withholdings for tax and social security purposes, payable, in the case of a bonus, upon such date or over such period of time which is in accordance with the applicable bonus plan.

          (g) No Offset.  Executive shall have no duty to mitigate any of his
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damages or losses and the Company shall not be entitled to reduce or offset any payments owed to Executive hereunder for any reason.

     5.  RIGHT OF FIRST REFUSAL ON CORPORATE OPPORTUNITIES.
         -------------------------------------------------

     During the term of employment under this Agreement, Executive agrees that he will, prior to exploiting a Corporate Opportunity for his own account, offer the Company a right of first refusal with respect to such Corporate Opportunity. For purposes of this Section 5, "Corporate Opportunity" shall mean any business opportunity that is in the same or a related business as any of the businesses in which the Company is involved. The determination as to whether a business opportunity constitutes a Corporate Opportunity shall be made by a majority of the disinterested members of the Board, and their determination shall be based on an evaluation of (i) the extent to which the opportunity is within the Company's existing lines of business or its existing plans to expand; (ii) the extent to which the opportunity supplements the

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Company's existing lines of activity or complements the Company's existing methods of service; (iii) whether the Company has available resources that can be utilized in connection with the opportunity; (iv) whether the Company is legally or contractually barred from utilizing the opportunity; (v) the extent to which utilization of the opportunity by Executive would create conflicts of interest with the Company; and (vi) any other factors the disinterested Board members deem appropriate under the circumstances.

     6.  PROPRIETARY INFORMATION OBLIGATIONS.
         -----------------------------------

     During the term of employment under this Agreement, Executive will have access to and become acquainted with the Company's confidential and proprietary information, including but not limited to information or plans regarding the Company's customer relationships, personnel, or sales, marketing, and financial operations and methods; and other compilations of information, records, and specifications (collectively "Proprietary Information"). Executive shall not disclose any of the Company's Proprietary Information directly or indirectly, or use it in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of his employment for the Company or as authorized in writing by the Company. All files, records, documents, computer-recorded information and similar items relating to the business of the Company, whether prepared by Executive or otherwise coming into his possession, shall remain the exclusive property of the Company and shall not be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company, except when (and only for the period) necessary to carry out Executive's duties hereunder, and if removed shall be immediately returned to the Company upon any termination of his employment and no copies thereof shall be kept by Executive; provided, however, that Executive shall be entitled to retain documents reasonably related to his prior interest as a shareholder.

     7.  NONINTERFERENCE.
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     While employed by the Company, Executive agrees not to interfere with the business of the Company by directly or indirectly soliciting, attempting to solicit, inducing, or otherwise causing any employee of the Company to terminate his or her employment in order to become an employee, consultant or independent contractor to or for any other employer.

     8.  NONCOMPETITION.
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     Executive agrees that during the term of this Agreement and for a period of two years thereafter, he will not, without the prior consent of the Company, directly or indirectly, have an interest in, be employed by, be connected with, or have an interest in, as an employee, consultant, officer, director, partner, stockholder or joint venturer, in any person or entity owning, managing, controlling, operating or otherwise participating or assisting in any business that is in competition with the business of the Company (i) during the term of this Agreement, in any location, and (ii) for the two-year period following the termination of this Agreement, in any province, state or jurisdiction in which the Company was conducting business at the date of termination of Executive's employment and continues to do so thereafter; provided, however, that the foregoing shall not prevent Executive from being a stockholder of less than one percent of the

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issued and outstanding securities of any class of a corporation listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc.

     9.  REMEDIES.
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     Executive acknowledges that a breach or threatened breach by Executive of any the provisions of Sections 5, 6, 7 or 8 will result in the Company and its shareholders suffering irreparable harm which cannot be calculated or fully or adequately compensated by recovery of damages alone. Accordingly, Executive agrees that the Company shall be entitled to interim, interlocutory and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Company may become entitled should there be such a breach or threatened breach.

     10.  MISCELLANEOUS.
          -------------

          (a) Notices.  Any notices provided hereunder must be in writing and
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shall be deemed effective upon the earlier of personal delivery (including personal delivery by telecopy or telex) on the third day after mailing by first class mail to the recipient at the address indicated below:



          To the Company:

          Salem Communications Corporation
          4880 Santa Rosa Road, Suite 300
          Camarillo, California  93012
          Attention:  Eric H. Halvorson, Executive Vice President
          Telephone:  (805) 987-0400, Ext. 108
          Facsimile:  (805) 482-7290

          To Executive:

          Edward G. Atsinger III
          4880 Santa Rose Road, Suite 300
          Camarillo, CA  93012
          Telephone:  (805) 987-0400, Ext. 104
          Facsimile:  (805) 987-6072

or to such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party.

          (b) Severability.  If any provision of this Agreement is determined to
              ------------
be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and all remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

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          (c) Entire Agreement.  This document constitutes the final, complete,
              ----------------
and exclusive embodiment of the entire agreement and understanding between the parties related to the subject matter hereof and supersedes and preempts any prior or contemporaneous understandings, agreements, or representations by or between the parties, written or oral. Without limiting the generality of the foregoing, except as provided in this Agreement, all understandings and agreements, written or oral, relating to the employment of Executive by the Company or the payment of any compensation or the provision of any benefit in connection therewith or otherwise, are hereby terminated and shall be of no further force and effect.

          (d) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same agreement.

          (e) Successors and Assigns.  This Agreement is intended to bind and
              ----------------------
inure to the benefit of and be enforceable by Executive and the Company, and their respective successors and assigns, except that Executive may not assign any of his duties hereunder and he may not assign any of his rights hereunder without the prior written consent of the Company.

          (f) Amendments.  No amendments or other modifications to this
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Agreement may be made except by a writing signed by both parties.  No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement.

          (g) Attorneys' Fees.  If any legal proceeding is necessary to enforce
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or interpret the terms of this Agreement, or to recover damages for breach therefore, the prevailing party shall be entitled to reasonable attorney's fees, as well as costs and disbursements, in addition to other relief to which he or it may be entitled.

          (h) Choice of Law.  All questions concerning the construction,
              -------------
validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of California.

          (i) Arbitration.  The parties expressly agree that in the event of any
              -----------
dispute, controversy or claim by any party concerning this Agreement, the prevailing party shall be entitled to a reimbursement of its reasonable attorneys' fees and costs from the other party to the proceeding. Any dispute, controversy or claim arising hereunder or in any way related to this Agreement shall be resolved by arbitration in the City of Los Angeles pursuant to the rules of the American Arbitration Association. The Arbitrator's decision shall be final and binding on both parties. The parties intend this arbitration provision to be valid, enforceable, irrevocable and construed as broadly as possible. The Arbitrator shall have full authority to award all legal and equitable relief, including, without limitation, injunctive relief, to the same extent as a court of competent jurisdiction; provided, however, that the Arbitrator shall have no authority to award damages for emotional distress or punitive damages. Judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof . The parties agree that in the event of a breach or threatened breach by any part of any one of more of the covenants set forth

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in this Agreement, the other party would not have any adequate remedy at law.
Accordingly, in the event of any such breach or threatened breach, such other party may, in addition to the other remedies which may be available to it, seek in arbitration to enjoin the breaching party from such breach or threatened breach.

          IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.


                              /s/ Edward G. Atsinger III
                              --------------------------
                              EDWARD G. ATSINGER III



                              SALEM COMMUNICATIONS CORPORATION


                              By: /s/ Eric H. Halvorson
                                  ---------------------
                                 Eric H. Halvorson, Executive Vice President

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                                   EXHIBIT A
                                   ---------

     The annual base salary of Executive shall be Four Hundred Thousand Dollars ($400,000) each year.



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